Other balance sheet accounts	12 Months Ended
Dec. 31, 2017
Other balance sheet accounts [abstract]
Other balance sheet accounts

13.Other balance sheet accounts

Cash and cash equivalents

Cash and cash equivalents consisted of the following (in thousands):

	As of December 31,
	2016	2017
Cash at banks	$21,496	$36,099
Cash equivalents	69,527	50,925
Total cash and cash equivalents	$91,023	$87,024

At December 31, 2017, cash equivalents consist of money market securities. At December 31, 2017, the total cash and cash equivalents denominated in currencies other than the U.S. Dollar amount to $42.8 million, mainly denominated in Euros totaling $23.7 million.

Other current and non-current assets

Prepaid expenses and other current assets consisted of the following (in thousands):

	As of December 31,
	2016	2017
Royalties	$490	$747
Software subscriptions	1,414	1,699
Research tax credit	804	1,023
Unbilled revenue	244	782
Prepaid rent	41	27
Prepaid insurance	510	477
Prepaid sales and marketing events	1,191	504
Other assets	1,865	3,052
Total other current assets	$6,559	$8,311

Other assets primarily relate to loans and advances to employees and various deposits.

Other non-current assets consisted of the following (in thousands):

	As of December 31,
	2016	2017
Research tax credit	$2,684	$2,002
Deposits	299	845
Royalties	90	197
Other non-current assets	16	93
Total other non-current assets	$3,089	$3,137

Trade and other payables

Trade and other payables consisted of the following (in thousands):

	As of December 31,
	2016	2017
Trade payables	$4,009	$4,203
Employee related and social debts	10,379	14,670
VAT payable	3,446	4,873
Other taxes	524	455
Other current liabilities	2,912	6,361
Trade and other payables	$21,270	$30,562

Other current liabilities primarily relate to trade accruals.

Provisions

Provisions consisted of the following (in thousands):

	Employee	Post-employment
	litigation	benefits	Total
Balance at January 1, 2016	$536	$272	$808
Provisions made during the year	387	281	668
Amounts used during the year	(164)	—	(164)
Balance at December 31, 2016	$759	$553	$1,312
Provisions made during the period	1,891	234	2,125
Amounts used during the period	(613)	—	(613)
Amounts reversed during the period	(892)	—	(892)
Balance at December 31, 2017	$1,145	$787	$1,932

The provision balance includes severance provisions and estimated legal expenses for disputes with former employees as well as post-employment benefits for the lump sum retirement indemnity required to be paid to French employees.

The French post-employment benefits provision has been estimated at December 31, 2017 using a 1.31% discount rate, a 3.0% future salary growth as well as turnover assumptions depending on seniority and mortality tables based on published statistics. There are no plan assets associated with the French post-employment benefit provision.

Deferred revenue

At December 31, 2016 and 2017, deferred revenue associated with subscriptions accounted for $98.7. million and $134.6 million, respectively, of the total deferred revenue balance of $103.9 million and $140.2 million, respectively. The remaining amount of deferred revenue relates to professional services.